UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 9, 2016

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2016, Marsh & McLennan Companies, Inc. (the “Company”) entered into an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $350,000,000 aggregate principal amount of its 3.300% senior notes due 2023 (the “Notes”).

The Notes will be offered and sold pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-206217) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on August 7, 2015, and a prospectus supplement dated March 9, 2016.

The Notes will be issued on March 14, 2016 pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by an Eighth Supplemental Indenture by and between the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 8.01 Other Events

On March 9, 2016, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated March 9, 2016, among Marsh & McLennan Companies, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several Underwriters named therein.

4.1	Form of Eighth Supplemental Indenture between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of Note (included as an exhibit to Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on March 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Carey Roberts
Name:	Carey Roberts
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date: March 14, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated March 9, 2016, among Marsh & McLennan Companies, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several Underwriters named therein.

4.1	Form of Eighth Supplemental Indenture between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of Note (included as an exhibit to Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on March 9, 2016.

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